UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 23, 2005
Date of Report (Date of earliest event reported) _____________________________

Tradequest International, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Nevada       000-03296     64-0440887
___________________________________________________________________________________________
(State or other jurisdiction (Commission   (IRS Employer
of incorporation) File Number)    Identification No.)

2501 North Green Valley Parkway, Suite 110-D Henderson, NV 89104
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Acquisition of InComm Holdings Corp. On August 19, 2005, we acquired 100% of the outstanding common stock of InComm Holdings Corp., a Nevada corporation pursuant to a securities purchase agreement and plan of reorganization. Under the plan of reorganization, we issued 3,805,099,870 shares of its common stock to the stockholders of InComm Holdings Corp. in exchange for 100% of the outstanding shares of common stock of InComm Holdings Corp. Pursuant to the plan of reorganization, 40,278,490 shares of Tradequest common stock held by Loyola Holdings, Inc., an entity controlled by Ash Mascarenhas our President and sole director and Lalita Janke, mother of our President and sole director, were cancelled. Upon the completion of the reorganization, Luis Alvarez, Vincent A. Landis, Richard J. DeWitt and Thomas M. Biggs the former directors of InComm, were appointed as directors of Tradequest.

The Business of InComm Holdings Corp.

InComm Holdings Corp is an Enhanced Internet Communications Provider that offers advanced, internet based services, including Voice over Internet Protocol (VoIP) and other IP bases services to business and residential end users around the world with a marketing concentration in Latin America and its corresponding U.S. Latino demographic and within developing markets through a network of established distributors and agents. The rapidly expanding markets we are targeting are embracing broadband and are generally insulated from the intense competition which characterizes the mainstream domestic communications market. We intend to use VoIP to attract distributors and end users who can become purchasers of other value added IP based communications services. We anticipate the combination of our early entry into these markets, management’s relationships, distribution and network management strategy, ability to lower end users’ communications costs while providing additional features and services and exceptional communications transmission quality will provide us with a competitive advantage over the next 12 months.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation
Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01. In consideration of our acquisition of InComm Holdings Corp., we issued 3,805,099,870 shares of our common stock to the stockholders of InComm Holdings Corp. in exchange for all of the outstanding shares of common stock of InComm Holdings Corp. The issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

See Item 1.01. Prior to the actions discussed under Section 1.01 above, Loyola Holdings, Inc. and Lalita Janke owned 80.56% of the outstanding stock of Tradequest International, Inc. Upon consummation of the actions described under Section 1.01 above, the exchanging stockholders of InComm Holdings Corp. now own 99.74% of the outstanding stock of Tradequest International, Inc.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

(a)  Concurrent with the closing of the transaction described under Section 1.01 above, on August 19, 2005, Ash Mascarenhas submitted his resignation as a Director of Tradequest. Mr. Mascarenhas’ resignation was not based upon any disagreement with us on any matter relating to our operations policies or practices.

(b) Concurrent with the closing of the transaction discussed under Section 1.01 above, on August 19, 2005. Mr. Mascarenhas resigned from all of his positions as an officer of our company including his positions as President, Chief Financial Officer and Secretary. Mr. Mascarenhas’ resignation was not based upon any disagreement with us on any matter relating to our operations policies or practices.

(c) Concurrently with Mr. Mascarenhas’ resignation, our Board of Directors appointed the individuals listed below to the offices set forth opposite their names:

Mr. Luis Alvarez - Chairman & CEO
Prior to co-founding InComm, Mr. Alvarez, from 1998-2003, was the CEO and Chairman of Whitehall Enterprises, a publicly traded corporation. While at Whitehall, Mr. Alvarez structured the acquisition of a mortgage bank 1999, and within 3 years grew the originations of the mortgage bank from $90 million to more than $1 Billion annually. Unfortunately, the stock market deteriorated, and Whitehall was coping with operators that sold their companies to the mortgage bank for Whitehall stock which continued to trade lower thus leaving the operators no choice but to leave. The results of which left Whitehall unable to fulfill certain obligations and was forced into involuntary bankruptcy in the state of Arizona. Prior to Whitehall Enterprises, Mr. Alvarez was the president and CEO of Sentrex Financial, a Miami based investment banking firm, where Mr. Alvarez managed a $17 million foreign national investment fund. From 1990-1993, was president of The Knight Corporation where he raised capital for mergers and acquisitions and managed a $3 million investment fund. 1984-1990, Mr. Alvarez founded Sentrex Security Systems, Inc., a Miami based security and surveillance firm. Sentrex became the largest regional security company in Miami and eventually was sold to Pinkerton in 1990 where Mr. Alvarez was employed as Vice President of Business Development until 1991.

Mr. Frank J. Erbiti - President / COO
Mr. Erbiti is InComm’s President / COO and an experienced telecommunications executive with over twenty-four years of service at AT&T where he has held positions as Vice President and General Manager Florida, Indirect Channels, and International Markets. Mr. Erbiti had full financial responsibilities, overseeing the technical, operational and sales efforts of these business units. He holds a BS degree in Information Management System and an MBA from Florida International University plus a post-graduate business degree from the prestigious London Business School in England.

Marlene Moonjian - Vice President Sales
Mrs. Moonjian is the Company’s Vice President of Sales and is responsible for developing InComm’s target markets. Since 1988, Mrs. Moonjian has successfully operated her own businesses in North and South America building a network of contacts in Argentina, Brazil, Chile, Colombia, Costa Rica, Venezuela, and Uruguay. Mrs. Moonjian has implemented sales organizations with as many as 10,000 distributors in Latin America. During 2002 and 2003 Mrs. Moonjian was Director of Sales for VoiceGlo and focused her efforts in the Latin market in South and Central America as well as ethnic populations in the U.S. In 2004 she co founded M100, a start up VoIP company, and served as its President.

Cy A. Caine - Vice President Network, CTO
Cy Caine is InComm’s Vice President Network and Chief Technology Officer. Initially Mr. Caine will manage all systems and network operations of the Company. Mr. Caine, a 20-year veteran of the communications industry, joined the Company in 2004 to leverage his expertise in designing and implementing VoIP application solutions. Prior to joining InComm, Mr. Caine managed EZCall Corporation’s international VoIP network, providing VoIP services to IDT, AT&T, Sprint, MCI and numerous 2nd and 3rd tier carriers. Prior to his employment with EZCall, Mr. Caine managed the development of a telecommunication provisioning and support system for GE Capital and held the position of Director of Operations for Long Distance International.

Angel Prol - Vice President Operations
Since 1996, Mr. Prol has held various positions with US Telecom Group, from supporting maintenance on the US Telecom’s prepaid calling card platform, international equipment installations, Fraud Control, Sales, and Project Analysis. While at US Telecom he was responsible for negotiating service and installations agreements with multinational foreign telecommunication companies such as Telefonicaa del Peru, CanTv of Venezuela, Salvador Network of El Salvador, TelGua on Guatemala, ICE in Costa Rica, Cables & Wireless of Panama and ETECSA in Cuba. From 1993-1995 Mr. Prol was employed with the Panama state telecommunications company Telecommuniction International Service of Panama Where he developed the company’s billing system for commercial international customers.

Gary Reid - Vice President Distributor Services
Mr. Reid is the Company’s Vice President of Distributor Services and is responsible for all Distributor services inclusive of account managers and our customer service operations. Prior to joining InComm, Mr. Reid was Director of Sales for BuyTelco and managed partnership relations with ILEC, CLEC, and Carriers in the United States. Most recently he served as Chief Technology Officer for M100 Technologies. He will also oversee all customer care and inside sales operations for InComm while assisting with North American marketing efforts. Mr. Reid’s experience in all levels of communications, including management and sales have earned him numerous sales and technical certifications for telecommunications products and services.

Vincent A. Landis - Director and Executive Vice President Administration,
Mr. Landis is a retired Major from the City of Miami Police Department where he served for thirty-four years. During his tenor he was instrumental in bringing advanced technological applications to the department, working with companies such as IBM, Unisys, AT&T, ExecuTrain, Bell South and others. Also, during his tenor he was instrumental in the preparation, coordination and administration of multi-million dollar budgets, and bond issues. After leaving government service, Mr. Landis worked as the Chief Operating Officer of a National Mortgage Company and served on the board of directors of two publicly traded companies.

Richard J. DeWitt - Vice President / Corporate Counsel / Director - former CEO and founder of Quest Group International, switch based telecommunications carrier. Quest provided both domestic and international telecommunications services from facilities in the U.S. and Canada. And created one of the original prepaid phone card systems and the first automated phone card activation system in the U.S. He served as Chairman of both the American Public Communications Council and the International Prepaid Communications Association (Formally the Prepaid Communications Association) and on the Boards of the North America Telecommunications Association and various state telecommunications associations. Since 1979 Mr. DeWitt has practiced law in the state of Florida specializing corporate finance, business and securities law matters. He is a member of the American Arbitration Association's National Roster of Neutrals and Mediators, the National Arbitration Forum's Panel of Neutrals and a Florida Supreme Court Certificated and a Certified Civil Circuit Mediator. Mr. DeWitt completed the Diploma in International Commercial Arbitration Course (Chartered Institute of Arbitrators), Oxford University - Balliol College; the American Bar Association’s, National Arbitration Institute, Golden Gate Law School; he received his Juris Doctor degree (cum laude) from the University of Miami, School of Law, where he served on its Law Review, and his Bachelors of Arts degree from Florida International University.

(d) On August 19, 2005, pursuant to a resolution our Board of Directors increased the number of authorized Directors from one (1) to five (5) members. Concurrently with this increase in the size of the Board of Directors, our Board of Directors elected Luis Alvarez (Chairman), Vincent A. Landis, Richard J. DeWitt and Thomas M. Biggs as Directors to fill the vacancies thereunder.

Thomas M. Biggs - Director - Mr. Biggs has over 8 years experience in providing public and investor relations services for publicly traded companies as well as advisory services for private companies on matters relating to funding raising and business model development. He has worked with the InComm since its inception in providing advisory services and assisted in the development of the InComm’s business plan.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code
of Ethics.

Not applicable.

Section 6 - [Reserved]

Not applicable.

Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Not applicable.

Section 8 - Other Events

Item 8.01  Other Events.

Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 301(c) of Regulation S-B in connection with the acquisition of InComm Holdings Corp. described above will be provided by an amendment to this report filed within 65 days of the date hereof.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 301(d) of Regulation S-B in connection with the acquisition of InComm Holdings Corp. described above will be provided by an amendment to this report filed within 65 days of the date hereof.

(c) Exhibits.

Exhibit
Number  Description

2.1 Securities Purchase Agreement and Plan of Reorganization dated as of August 19, 2005 by an among Tradequest International, Inc., InComm Holdings Corp., Loyola Holdings, Inc., Lalita Janke and the stockholders of InComm Holdings Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEQUEST INTERNATIONAL, INC.

Date: August 23, 2005	By:	/s/ Luis Alvarez
Luis Alvarez
Title Chief Executive Officer